Huttig Building Products, Inc. Announces Third Quarter 2013 Results

ST. LOUIS, MO -- (Marketwired - October 31, 2013) - Huttig Building Products, Inc. (OTCQB: HBPI), a leading domestic distributor of millwork, building materials and wood products, today announced results of operations for the three months ended September 30, 2013.

Third Quarter 2013 Highlights

  Huttig reported third quarter 2013 sales of $153.3 million, an increase of 9% from the 2012 third quarter.

  Huttig reported operating income of $3.8 million in 2013 compared to $4.4 million in 2012, which included a $2.4 million gain on disposal of assets.

  Huttig reported income from continuing operations of $3.2 million in 2013 compared to $3.7 million in 2012, which included a $2.4 million gain on disposal of assets.

  Huttig's total available liquidity was $53.7 million at September 30, 2013.

"We are pleased with our continued financial improvement in the third quarter. It is our tenth consecutive quarter of improved net income over the comparable prior year period, excluding significant special items," said Jon Vrabely, Huttig's President and CEO. "We continue to focus on executing our profitable growth strategy which we believe will be aided by the recent execution of a supply agreement with CPG Building Products that authorizes Huttig to distribute the entire line of AZEK and TimberTech decking, railing and trim products in 13 locations through the east region. We are generating positive cash flow from operations and positive earnings, which increases our ability to pursue growth opportunities as the market recovers."

Summary of Third Quarter Results
($ in millions, except per share data)
                                            Three Months Ended September 30,
                                            --------------------------------
                                                  2013             2012
                                            ---------------  ---------------
Net sales                                   $ 153.3  100.0%  $ 141.1  100.0%
Gross margin                                $  30.8   20.1%  $  27.6   19.6%
Operating expenses                          $  27.0   17.6%  $  25.6   18.1%
Gain on disposal of assets                  $     -       -  $   2.4    1.7%
Operating income                            $   3.8    2.5%  $   4.4    3.1%
Income from continuing operations           $   3.2    2.1%  $   3.7    2.6%
Net income from continuing operations per
 share - basic and diluted                  $  0.13          $  0.15
Cash provided by operating activities       $   9.5          $   2.7

Balance Sheet

At September 30, 2013, Huttig had $3.0 million of cash and cash equivalents plus $50.7 million of excess availability under its credit facility for total available liquidity of $53.7 million. A year ago, Huttig had $1.0 million of cash and cash equivalents plus $36.2 million of excess availability under its credit facility for total available liquidity of $37.2 million. Total debt was $62.4 million and $62.5 million at September 30, 2013 and 2012, respectively.

More detailed information about Huttig's financial results for the three and nine months ended September 30, 2013 is included in Huttig's Quarterly Report on Form 10-Q, which was filed on October 31, 2013.

About Huttig

Huttig Building Products, Inc., currently in its 128th year of business, is one of the largest domestic distributors of millwork, building materials and wood products used principally in new residential construction and in home improvement, remodeling and repair work. Huttig distributes its products through 27 distribution centers serving 41 states. The Company's wholesale distribution centers sell principally to building materials dealers, national buying groups, home centers and industrial users, including makers of manufactured homes.

Forward Looking Statements

This press release contains forward-looking information as defined by the Private Securities Litigation Reform Act of 1995. This information presents management's expectations, beliefs, plans and objectives regarding future financial performance, and assumptions or judgments concerning such performance. Any discussions contained in this press release, except to the extent that they contain historical facts, are forward-looking and accordingly involve estimates, assumptions, judgments and uncertainties. There are known and unknown factors that could cause actual results or outcomes to differ materially from those addressed in the forward-looking information. Such known factors are detailed in the Company's Annual Report on Form 10-K for the year ended December 31, 2012 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 filed with the Securities and Exchange Commission and in other reports filed by the Company with the Securities and Exchange Commission from time to time.

               HUTTIG BUILDING PRODUCTS, INC. AND SUBSIDIARY
              CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                (unaudited)
                    (In Millions, Except Per Share Data)

                                   Three Months Ended    Nine Months Ended
                                     September 30,         September 30,
                                  -------------------   -------------------
                                    2013       2012       2013       2012
                                  --------   --------   --------   --------
Net sales                         $  153.3   $  141.1   $  426.7   $  395.5
Cost of sales                        122.5      113.5      343.0      319.2
                                  --------   --------   --------   --------
  Gross margin                        30.8       27.6       83.7       76.3
Operating expenses                    27.0       25.6       77.7       73.9
Gain on disposal of assets               -       (2.4)         -       (2.4)
                                  --------   --------   --------   --------
  Operating income                     3.8        4.4        6.0        4.8
Interest expense, net                  0.5        0.7        1.9        2.2
                                  --------   --------   --------   --------
Income from continuing
 operations before income taxes        3.3        3.7        4.1        2.6
Provision for income taxes             0.1          -        0.1          -
                                  --------   --------   --------   --------
Income from continuing
 operations                            3.2        3.7        4.0        2.6
Loss from discontinued
 operations, net of taxes             (0.2)      (0.1)      (0.4)      (0.3)
                                  --------   --------   --------   --------
Net income                        $    3.0   $    3.6   $    3.6   $    2.3
                                  ========   ========   ========   ========

Net income from continuing
 operations per share - basic
 and diluted                      $   0.13   $   0.15   $   0.16   $   0.10
Net loss from discontinued
 operations per share - basic
 and diluted                         (0.01)     (0.01)     (0.01)     (0.01)
                                  --------   --------   --------   --------
Net income per share - basic and
 diluted                          $   0.12   $   0.14   $   0.15   $   0.09
                                  ========   ========   ========   ========

Weighted average shares
 outstanding:
  Basic shares outstanding            22.9       23.0       22.7       22.9
  Diluted shares outstanding          22.9       23.0       22.8       22.9

                HUTTIG BUILDING PRODUCTS, INC. AND SUBSIDIARY
                    CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (unaudited)
                                (In Millions)

                                 September 30,   December 31,  September 30,
                                      2013           2012           2012
                                 -------------  -------------  -------------

ASSETS
CURRENT ASSETS:
  Cash and equivalents           $         3.0  $         2.3  $         1.0
  Trade accounts receivable, net          60.3           41.7           57.5
  Inventories                             61.3           55.0           56.5
  Other current assets                     5.6            7.3            6.5
                                 -------------  -------------  -------------
    Total current assets                 130.2          106.3          121.5
                                 -------------  -------------  -------------

PROPERTY, PLANT AND EQUIPMENT
  Land                                     4.3            4.3            4.3
  Building and improvements               24.1           23.8           23.7
  Machinery and equipment                 33.0           31.2           30.9
                                 -------------  -------------  -------------
    Gross property, plant and
     equipment                            61.4           59.3           58.9
  Less accumulated depreciation           45.4           43.7           43.1
                                 -------------  -------------  -------------
    Property, plant and
     equipment, net                       16.0           15.6           15.8
                                 -------------  -------------  -------------

OTHER ASSETS:
  Goodwill                                 6.3            6.3            8.2
  Other                                    2.0            2.2            1.6
  Deferred income taxes                    7.2            7.1            7.3
                                 -------------  -------------  -------------
    Total other assets                    15.5           15.6           17.1
                                 -------------  -------------  -------------
TOTAL ASSETS                     $       161.7  $       137.5  $       154.4
                                 =============  =============  =============

               HUTTIG BUILDING PRODUCTS, INC. AND SUBSIDIARY
                   CONDENSED CONSOLIDATED BALANCE SHEETS
                                (unaudited)
                      (In Millions, Except Share Data)

                              September 30,    December 31,   September 30,
                                   2013            2012            2012
                              -------------   -------------   -------------

LIABILITIES AND
 SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
 Current maturities of long-
  term debt                   $         0.3   $         0.6   $           -
 Trade accounts payable                50.6            31.2            40.7
 Deferred income taxes                  7.2             7.1             7.3
 Accrued compensation                   3.9             4.1             3.9
 Other accrued liabilities             13.0            14.3            15.2
                              -------------   -------------   -------------
   Total current liabilities           75.0            57.3            67.1
                              -------------   -------------   -------------
NON-CURRENT LIABILITIES:
 Long-term debt, less
  current maturities                   62.1            59.2            62.5
 Other non-current
  liabilities                           1.5             1.9             2.0
                              -------------   -------------   -------------
   Total non-current
    liabilities                        63.6            61.1            64.5
                              -------------   -------------   -------------

SHAREHOLDERS' EQUITY
 Preferred shares; $.01 par
  (5,000,000 shares
  authorized)                             -               -               -
 Common shares; $.01 par
  (50,000,000 shares
  authorized: 24,314,942;
  23,920,195; and 24,896,596
  shares issued at September
  30, 2013, December 31,
  2012 and September 30,
  2012, respectively)                   0.2             0.2             0.2
 Additional paid-in capital            39.6            39.2            40.1
 Accumulated deficit                  (16.7)          (20.3)          (17.5)
                              -------------   -------------   -------------
   Total shareholders'
    equity                             23.1            19.1            22.8
                              -------------   -------------   -------------

TOTAL LIABILITIES AND
 SHAREHOLDERS' EQUITY         $       161.7   $       137.5   $       154.4
                              =============   =============   =============

               HUTTIG BUILDING PRODUCTS, INC. AND SUBSIDIARY
              CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                (unaudited)
                               (In Millions)

                                Three Months Ended      Nine Months Ended
                                  September 30,           September 30,
                              ---------------------   ---------------------
                                 2013        2012        2013        2012
                              ---------   ---------   ---------   ---------
Cash Flows From Operating
 Activities:
    Net income                $     3.0   $     3.6   $     3.6   $     2.3
    Adjustments to reconcile
     net income to net cash
     provided by (used in)
     operating activities:
      Net loss from
       discontinued
       operations                   0.2         0.1         0.4         0.3
      Depreciation and
       amortization                 0.8         0.8         2.3         2.4
      Stock-based
       compensation                 0.3         0.2         0.8         0.6
    Gain on disposal of
     assets                           -        (2.4)          -        (2.4)
      Changes in operating
       assets and
       liabilities:
      Trade accounts
       receivable                  (1.2)       (0.9)      (18.6)      (18.1)
      Inventories                  (2.6)        3.4        (6.3)      (11.7)
      Trade accounts payable        6.6        (4.0)       19.4        12.4
      Other                         2.4         1.9        (0.7)        2.8
                              ---------   ---------   ---------   ---------
      Total cash provided by
       (used in) operating
       activities                   9.5         2.7         0.9       (11.4)
                              ---------   ---------   ---------   ---------
Cash Flows From Investing
 Activities:
  Capital expenditures             (0.2)       (0.6)       (1.5)       (1.5)
  Proceeds from disposition
   of capital assets                  -         3.3           -         3.3
                              ---------   ---------   ---------   ---------
      Total cash (used in)
       provided by investing
       activities                  (0.2)        2.7        (1.5)        1.8
                              ---------   ---------   ---------   ---------
Cash Flows From Financing
 Activities:
    Borrowings (payments) of
     debt, net                     (7.7)       (6.0)        1.7         9.9
    Repurchase shares of
     common stock                     -           -        (0.4)          -
                              ---------   ---------   ---------   ---------
      Total cash (used in)
       provided by financing
       activities                  (7.7)       (6.0)        1.3         9.9
                              ---------   ---------   ---------   ---------
Net increase (decrease) in
 cash and equivalents               1.6        (0.6)        0.7         0.3
Cash and equivalents,
 beginning of period                1.4         1.6         2.3         0.7
                              ---------   ---------   ---------   ---------
Cash and equivalents, end of
 period                       $     3.0   $     1.0   $     3.0   $     1.0
                              =========   =========   =========   =========

Supplemental Disclosure of
 Cash Flow Information:
    Interest paid             $     0.5   $     0.6   $     1.7   $     1.9
    Income taxes paid                 -           -         0.1         0.1

For additional information:

Don Hake
Huttig Building Products, Inc.
555 Maryville University Drive, # 400
St. Louis, MO 63141
PO Box 1041
Chesterfield, MO 63006
Investor@huttig.com